                               THE THAI FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                         William G. Morton, Jr.
CHAIRMAN OF THE BOARD                   DIRECTOR
OF DIRECTORS

Michael F. Klein                        Snoh Unakul
PRESIDENT AND DIRECTOR                  DIRECTOR

Peter J. Chase                          Stefanie V. Chang
DIRECTOR                                VICE PRESIDENT

John W. Croghan                         Harold J. Schaaff, Jr.
DIRECTOR                                VICE PRESIDENT

David B. Gill                           Joseph P. Stadler
DIRECTOR                                VICE PRESIDENT

Graham E. Jones                         Valerie Y. Lewis
DIRECTOR                                SECRETARY


Sukri Kaocharern                        Joanna M. Haigney
DIRECTOR                                TREASURER

John A. Levin                           Belinda A. Brady
DIRECTOR                                ASSISTANT TREASURER

--------------------------------------------------------------------------------

U.S.INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
THAI INVESTMENT ADVISER

The Mutual Fund Public Company Limited
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

The Thai Farmers Bank Public Company Limited
1 Soi Thai Farmers
Ratburana Road, Ratburana
Bangkok, Thailand

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.




--------------------------------------------------------------------------------

                                       THE
                                   THAI FUND,
                                      INC.

--------------------------------------------------------------------------------



                                  ANNUAL REPORT
                                DECEMBER 31, 1997
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

For the year ended December 31, 1997, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -75.17%, compared to -75.54% for the U.S. dollar adjusted Securities Exchange of Thailand Index (the "Index"). For the period since the Fund's commencement of operations on February 16, 1988 through December 31, 1997, the Fund's total return, based on net asset value per share, was -26.22% compared to -40.18% for the Index. On December 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $5.25, representing a 37.8% premium to the Fund's net asset value per share of $3.81.

Against the backdrop of a sluggish economy, speculative attacks on the Thai baht by foreign investors and an increase in non-performing loans at finance companies and banks, the Thai market fell sharply in the first half of the year and continued its downward spiral throughout the second half. The dramatic slowdown in export growth throughout the first half of the year coupled with the poor asset quality of numerous financial institutions led Moody's to downgrade the long-term debt and deposits of several Thai banks in May. Moody's also downgraded the Thai sovereign debt from Baa3 to Baa1, or junk status, in December. As confidence in the banking system reached new lows, the Bank of Thailand ordered 58 finance companies to temporarily suspend their operation and submit rehabilitation plans. In an effort to revitalize the economy and promote confidence in the market, the government decided to seek financial assistance from the IMF at the end of July. As part of the key requirements of the IMF bailout package, 56 of the 58 suspended finance companies were ordered to close.

As a result of the resignation of Dr. Amnuay, the Finance Minister, at the end of June, many foreign investors began speculative attacks against the Thai baht which resulted in capital controls being imposed on offshore lending of the
currency.   On July 2, 1997, the Bank of Thailand announced unexpectedly a change in the currency exchange system from a fixed exchange rate to a floating system, which resulted in a 13.5% fall to Baht28.1/US$1 in one day. Over the year, the Baht fell 87% against the US dollar and closed the year at Baht 48/US$1.

Monthly economic indicators released by the Bank of Thailand confirms that the economic slowdown intensified in the fourth quarter of 1997. The external trade statistics showed that the Thai trade balance had recovered in October, but it was due to the significant decline in imports. The rapidly weakening import bill, together with the modest growth in exports, should turn in an overall current account surplus in 1998. Meanwhile, the overall balance of payments recorded a deficit in November 1997 and private capital inflows may not be as robust as earlier estimated. Consumer price data for the fourth quarter revealed that inflation had edged higher on the back of non-food prices. The data reinforces the belief that the baht devaluation has failed to improve the country's export competitiveness

While the broad picture reflects a contracting economy that will correct the current account deficit and provide relief to the balance of payments situation, the risks continue to lie in how the government will tackle the near term economic challenges. These include rescheduling of short-term external debt, containing inflationary pressures from rising import prices, avoiding a liquidity squeeze, recapitalizing the financial system and stimulating exports which are faced with sluggish economic growth in their export markets. It is important to note that the new government is committed to economic reform. The promulgation of a bankruptcy law that will greatly affect the banking sector is expected in February 1998. Recapitalizing the banking industry successfully is vital for recovery of the stock market and the economy going forward.

On the political front, Prime Minister General Chavalit Yongchaiyudh and his administration stepped down in November. The Democratic Party, led by Mr. Chuan Leepai, then gained majority support to set up a new coalition government. The new government moved quickly in implementing policies to achieve the targets committed to the IMF that included the improvement of the current account deficit to 3.9% and 1.7% of GDP in 1997 and 1998, respectively.

In terms of sector strategy, the Fund did not perform well, relative to the Index, having an overweight position in the banking sector which underperformed the Index and an underweight position in the energy sector which outperformed the benchmark.

Although the Fund is permitted to temporarily increase its cash position during periods of market volatility, we intend, consistent with the Fund's long-term investment objective of providing investors with exposure to a diversified portfolio of Thai equity securities, to remain invested in equity securities, even during market volatility and market downturns.

Given the bleak outlook on the economy, the stock market is unlikely to improve in the near term. Until the economy demonstrates a sustainable improvement in the balance of payment account, both the stock market and the Thai baht are expected to trade lower in the first half of 1998.

Finally, this is to inform you that effective January 1, 1998, Joseph Tern, a Principal of Morgan Stanley Asset Management Inc. ("MSAM"), will assume primary responsibility for the day-to-day management of the Fund' assets. Mr. Tern joined MSAM's Singapore office in 1992 as a portfolio manager specializing in the Singapore, Malaysia and Indonesia stock markets. Prior to joining MSAM, Mr. Tern spent over four years at UOB Asset Management where he managed unit trusts and institutional accounts. Mr. Tern is a Chartered Financial Analyst and holds an Bachelor's degree in Accountancy (honors) from the National University of Singapore.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


/s/ Ean Wah Chin

Ean Wah Chin
PORTFOLIO MANAGER


/s/ Joseph Tern

Joseph Tern
PORTFOLIO MANAGER

January 1998

THE THAI FUND, INC.
INVESTMENT SUMMARY AS OF DECEMBER 31, 1997 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
HISTORICAL                                                                 TOTAL RETURN (%)
INFORMATION                             ------------------------------------------------------------------------------------
                                             MARKET VALUE (1)             NET ASSET VALUE (2)                INDEX (3)
                                        ------------------------      ------------------------      ------------------------
                                                         AVERAGE                       AVERAGE                       AVERAGE
                                        CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL
                                        ----------       -------      ----------       -------      ----------       -------

               ONE YEAR                   -67.35%        -67.35%        -75.17%        -75.17%        -75.54%        -75.54%
               FIVE YEAR                  -56.93+        -15.51+        -71.68+        -22.30+        -77.32         -25.68
               SINCE INCEPTION*             1.66+          0.17+        -26.22+         -3.03+        -40.18          -5.01

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-----------------------------------------------------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

[CHART]

                                                                    YEARS ENDED DECEMBER 31:

                                 1988*     1989      1990      1991      1992      1993      1994      1995      1996      1997
                                 -----     ----      ----      ----      ----      ----      ----      ----      ----      ----

Net Asset Value Per Share. . .  $10.24    $18.88    $13.08    $15.41    $20.69    $39.42    $28.30    $24.89    $15.63    $ 3.81
Market Value Per Share . . . .  $11.75    $32.25    $16.00    $16.25    $18.75    $36.88    $22.38    $22.38    $16.38    $ 5.25
Premium/(Discount) . . . . . .    14.7%     70.8%     22.3%      5.5%     -9.4%     -6.4%    -20.9%    -10.1%      4.8%     37.8%
Income Dividends . . . . . . .  $ 0.29    $ 0.36    $ 0.21    $ 0.21        --    $ 0.36    $ 0.35    $ 0.11    $ 0.32    $ 0.11
Capital Gains Distributions. .      --    $ 2.09    $ 1.68    $ 0.47        --    $ 0.51    $ 4.62    $ 3.38    $ 0.08    $ 0.12
Fund Total Return (2). . . . .   -5.60%   109.87%   -20.44%    23.08%    34.26%    98.90%   -10.40%*   -0.10%   -35.93%   -75.17%
Index Total Return (3) . . . .    3.90%   120.97%   -28.60%    15.80%    24.71%    88.40%   -17.76%    -6.11%   -36.25%   -75.54%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, including dividends.
  *  The Fund commenced operations on February 16, 1988.
  + This return does not include the effect of the rights issued in connection with the Rights Offering.

THE THAI FUND, INC.
PORTFOLIO SUMMARY AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS DIVERSIFICATION

                                     [CHART]

               Equity Securities                                  91.7%
               Short-Term Investments                              8.3%


--------------------------------------------------------------------------------
SECTORS (UNAUDITED)

                                     [CHART]



               Automobiles                                         4.8%
               Banking                                            21.9%
               Beverages & Tobacco                                14.1%
               Broadcasting & Publishing                           9.0%
               Building Materials & Components                     5.2%
               Chemicals                                           6.2%
               Insurance                                           4.5%
               Miscellaneous Materials & Commodities               4.4%
               Telecommunications                                  5.8%
               Utilities -- Electrical & Gas                       4.5%
               Other                                              19.6%


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*


                                                                PERCENT OF
                                                                NET ASSETS
                                                                ----------

 1.  The Serm Suk Co., Ltd.                                       14.1%
 2.  Bangkok Bank Co., Ltd.                                        9.3
 3.  Thai Farmers Bank Co., Ltd.                                   8.1
 4.  BEC World Co., Ltd.                                           8.0
 5.  National Petrochemical Co., Ltd.                              6.2
 6.  Advanced Information Services Co., Ltd.                       4.8
 7.  Siam Commercial Bank Co., Ltd.                                4.6
 8.  Eastern Water Resources Development Co. Ltd.                  4.5
 9.  Charoen Pokphand Feedmill Co., Ltd.                           4.4
10.  Bangkok Insurance Co., Ltd.                                   2.9
                                                                  ----
                                                                  66.9%
                                                                  ----
                                                                  ----


* Excludes short-term investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DECEMBER 31, 1997


                                                                      VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------

THAI INVESTMENT PLAN (99.6%)
---------------------------------------------------------------------------
THAI COMMON STOCKS (93.5%)
(Unless otherwise noted)
---------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES (2.2%)
        Onpa International Co., Ltd.               2,047,400  U.S.$     489
        Singer Thailand Public Co. Ltd.              165,800             96
        Thai Glass Industries Co., Ltd.              423,200            325
   (b)  Thai Glass Industries Co., Ltd. (Foreign)    229,800            177
                                                              -------------
                                                                      1,087
                                                              -------------
---------------------------------------------------------------------------
AUTOMOBILES (4.8%)
        Swedish Motor Co., Ltd.                    1,371,100            385
        Thai Engine Manufacturing Public Co. Ltd.    679,000          1,128
        Thai Rung Union Car Co., Ltd.              1,727,300            475
        Thai Stanley Electric Co., Ltd.              730,000            409
                                                              -------------
                                                                      2,397
                                                              -------------
---------------------------------------------------------------------------
BANKING (21.9%)
        Bangkok Bank Co., Ltd.                     2,602,000          4,647
        Siam Commercial Bank Co., Ltd.             2,300,000          2,293
   (a)  Siam Commercial Bank Co., Ltd. (Rights)      766,667             16
        Thai Farmers Bank Co., Ltd.                3,240,000          4,037
                                                              -------------
                                                                     10,993
                                                              -------------
---------------------------------------------------------------------------
BEVERAGES & TOBACCO (14.1%)
        The Serm Suk Co., Ltd.                     1,309,000          7,068
                                                              -------------
---------------------------------------------------------------------------
BROADCASTING & PUBLISHING (9.0%)
        BEC World Co., Ltd.                        1,000,000          3,988
        Nation Multimedia Group Co., Ltd.          1,175,100            311
   (b)  Nation Multimedia Group Co., Ltd.
         (Foreign)                                   824,900            214
                                                              -------------
                                                                      4,513
                                                              -------------
---------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (5.2%)
        American Standard Sanitaryware
         Thailand Co., Ltd.                           75,150            359
        Siam Cement Co., Ltd.                        264,000          1,316
        Siam City Cement Co., Ltd.                   794,647            858
        Tipco Asphalt Co. Ltd.                        72,800             56
                                                              -------------
                                                                      2,589
                                                              -------------
---------------------------------------------------------------------------
CHEMICALS (6.2%)
        National Petrochemical Co., Ltd.           5,904,900          3,127
                                                              -------------
---------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (1.6%)
        Shinawatra Computer Co., Ltd.                300,000            785
                                                              -------------
---------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.6%)
        Thai Storage Battery Co., Ltd.             1,008,700  U.S.$     309
                                                              -------------
---------------------------------------------------------------------------
ENERGY SOURCES (0.4%)
        Lanna Lignite Co. Ltd.                       100,000            204
                                                              -------------
---------------------------------------------------------------------------
FINANCIAL SERVICES (2.2%)
   (a)  Phatra Leasing Co., Ltd.                      96,500              9
        Phatra Thanakit Co., Ltd.                  1,000,000            467
        Thai Investment & Securities Co., Ltd.     1,964,900            612
                                                              -------------
                                                                      1,088
                                                              -------------
---------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (0.4%)
        Big C Supercenter Co., Ltd.                1,250,000            200
                                                              -------------
---------------------------------------------------------------------------
INSURANCE (4.5%)
        Bangkok Insurance Co., Ltd.                  258,800          1,451
        Dhipaya Insurance Co., Ltd.                1,016,600            808
                                                              -------------
                                                                      2,259
                                                              -------------
---------------------------------------------------------------------------
MACHINERY & ENGINEERING (0.0%)
   (a)  Sino Thai Engineering & Construction
         Co., Ltd.                                   195,800             24
                                                              -------------
---------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES (4.4%)
        Charoen Pokphand Feedmill Co., Ltd.        1,848,800          2,189
                                                              -------------
---------------------------------------------------------------------------
REAL ESTATE (0.7%)
        Central Pattana Co., Ltd.                     24,100             12
        Land & House Co., Ltd.                     1,378,278            258
        Quality House Co., Ltd.                    1,683,400             80
                                                              -------------
                                                                        350
                                                              -------------
---------------------------------------------------------------------------
RECREATION, OTHER CONSUMER GOODS (1.5%)
        CVD Entertainment Co., Ltd.                1,467,500            770
                                                              -------------
---------------------------------------------------------------------------
TELECOMMUNICATIONS (5.8%)
        Advanced Information Services Co., Ltd.      500,000          2,409
   (a)  TelecomAsia Co., Ltd.                      1,000,000            183
        United Communication Industry Co., Ltd.      772,000            305
                                                              -------------
                                                                      2,897
                                                              -------------
---------------------------------------------------------------------------
TEXTILES & APPAREL (3.5%)
        Saha-Union Co., Ltd.                       1,933,600          1,114
 (a,b)  Thai Rung Textile Co., Ltd.                    3,832             --
        Thai Wacoal Co., Ltd.                        347,013            649
                                                              -------------
                                                                      1,763
                                                              -------------
---------------------------------------------------------------------------



   The accompanying notes are an integral part of these financial statements.


                                                                      VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------

UTILITIES -- ELECTRICAL & GAS (4.5%)
        Eastern Water Resources Development
         Co., Ltd.                                 2,473,000  U.S.$   2,260
                                                              -------------
---------------------------------------------------------------------------
TOTAL THAI COMMON STOCKS
   (Cost U.S.$156,114)                                               46,872
                                                              -------------
---------------------------------------------------------------------------

                                                        FACE
                                                      AMOUNT
                                                       (000)
---------------------------------------------------------------------------

FOREIGN CURRENCY ON DEPOSIT WITH
 CUSTODIAN (6.1%)
  (Interest Bearing Demand Account)
        Thai Baht
        (Cost U.S.$3,294)                      THB   148,520          3,084
                                                              -------------
---------------------------------------------------------------------------
TOTAL THAI investment plan
 (Cost U.S.$159,408)                                                 49,956
                                                              -------------
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.4%)
---------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.4%)
        Chase Securities, Inc., 5.95%,
          dated 12/31/97, due 1/2/98,
          to be repurchased at
          U.S.$1,180, collateralized by
          U.S.$1,195, United States
          Treasury Notes, 5.625%, due
          2/15/06, valued at U.S.$1,207
        (Cost U.S.$1,180)                      U.S.$   1,180          1,180
                                                              -------------
---------------------------------------------------------------------------
TOTAL INVESTMENTS (102.0%)
  (Cost U.S.$160,588)                                                51,136
                                                              -------------
---------------------------------------------------------------------------
OTHER ASSETS (0.7%)
        Receivable for Investments Sold                  299
        Interest Receivable                               15
        Other Assets                                      20            334
                                               -------------  -------------
---------------------------------------------------------------------------
LIABILITIES (-2.7%)
        Payable For:
          Dividends Declared                           (703)
          Thai Taxes                                   (422)
          Professional Fees                             (53)
          U.S. Investment Advisory Fees                 (50)
          Shareholder Reporting Expenses                (47)
          Thai Investment Advisory Fees                 (30)
          Director's Fees and Expenses                  (25)
          Custodian Fees                                (14)
          Administrative Fees                           (12)
        Other Liabilities                                (2)        (1,358)
                                               -------------  -------------
---------------------------------------------------------------------------
NET ASSETS (100%)
        Applicable to 13,138,238, issued and
          outstanding U.S.$0.01 par value shares
          (30,000,000 shares authorized)                      U.S.$  50,112
                                                              -------------
                                                              -------------
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                     U.S.$    3.81
                                                              -------------
                                                              -------------
---------------------------------------------------------------------------


                                                                     AMOUNT
                                                                      (000)
---------------------------------------------------------------------------

AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------
        Common Stock                                          U.S.$     131
        Capital Surplus                                             190,107
        Undistributed Net Investment Income                           1,295
        Accumulated Net Realized Loss                               (32,032)
        Unrealized Depreciation on Investments
         and Foreign Currency Translations                         (109,389)
---------------------------------------------------------------------------
TOTAL NET ASSETS                                              U.S.$  50,112
                                                              -------------
                                                              -------------
---------------------------------------------------------------------------


(a) - Non-income producing
(b) - Security valued at fair value - see note A-1 to financial statements. December 31, 1997 exchange rate - Thai Baht (THB) 48.150 = U.S. $1.00
NOTE: Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created and offered for investment. The "local" and "foreign" shares' market values may vary.


   The accompanying notes are an integral part of these financial statements.

                                                                                                                YEAR ENDED
                                                                                                             DECEMBER 31, 1997
STATEMENT OF OPERATIONS                                                                                            (000)
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$      5,980
   Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  335
-----------------------------------------------------------------------------------------------------------------------------
      Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                6,315
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
   U.S. Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  978
   Thai Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  348
   Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  175
   Shareholder Reporting Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  149
   Custodian Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  143
   Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   71
   Directors' Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   52
   Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   24
   Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   41
-----------------------------------------------------------------------------------------------------------------------------
      Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                1,981
-----------------------------------------------------------------------------------------------------------------------------
         Net Investment Income (Net of writeback of Thai tax - $391.). . . . . . . . . . . . . . . . . .                4,334
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold (Net of writeback of Thai tax - $1,595.) . . . . . . . . . . . . . . . . .              (28,331)
   Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 (653)
-----------------------------------------------------------------------------------------------------------------------------
      Net Realized Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (28,984)
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Depreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (129,173)
   Depreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . . . . . . . . . .                1,667
-----------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . . . . . . . . . .             (127,506)
-----------------------------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . .             (156,490)
-----------------------------------------------------------------------------------------------------------------------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$   (152,156)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

                                                                                            YEAR ENDED          YEAR ENDED
                                                                                         DECEMBER 31, 1997   DECEMBER 31, 1996
STATEMENT OF CHANGES IN NET ASSETS                                                             (000)               (000)
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$      4,334    U.S.$      4,263
   Net Realized Gain (Loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (28,984)              1,726
   Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . . . . . . .             (127,506)           (122,483)
-----------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from Operations. . . . . . . . . . . . . . .             (152,156)           (116,494)
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
   In Excess of Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . .               (1,482)             (4,207)
   Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   --              (1,001)
   In Excess of Net Realized Gain. . . . . . . . . . . . . . . . . . . . . . . . . .               (1,522)                 --
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (3,004)             (5,208)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Reinvestment of Distributions (73,049 and 492,835 shares, respectively) . . . . .                1,063              12,946
-----------------------------------------------------------------------------------------------------------------------------
   Total Decrease. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (154,097)           (108,756)
Net Assets:
   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              204,209             312,965
-----------------------------------------------------------------------------------------------------------------------------
   End of Period (including accumulated net investment income of U.S.$1,295 and
    distributions in excess of net investment income of U.S.$6,647, respectively.) .     U.S.$     50,112    U.S.$    204,209
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------



   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS


                                                                    YEARS ENDED DECEMBER 31,
SELECTED PER SHARE                -------------------------------------------------------------------------------------------
DATA AND RATIOS:                      1997                1996                1995                1994                1993
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
 PERIOD  . . . . . . . . . . .    U.S.$ 15.63        U.S.$  24.89        U.S.$  28.30        U.S.$  39.42        U.S.$  20.69
-----------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . .             --                  --                  --               (0.05)                 --
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income. . . . .           0.33                0.31                0.38                0.32                0.35
Net Realized and Unrealized
 Gain (Loss) on Investments. .         (11.92)              (9.15)              (0.19)              (5.08)              19.27
-----------------------------------------------------------------------------------------------------------------------------
      Total from Investment
       Operations. . . . . . .         (11.59)              (8.84)               0.19               (4.76)              19.62
-----------------------------------------------------------------------------------------------------------------------------
Distributions: . . . . . . . .
   Net Investment Income . . .             --                  --               (0.06)              (0.35)              (0.31)
   In Excess of Net Investment
    Income . . . . . . . . . .          (0.11)              (0.32)              (0.05)                 --               (0.05)
   Net Realized Gain . . . . .             --               (0.08)              (3.23)              (4.62)              (0.45)
   In Excess of Net Realized
    Gain . . . . . . . . . . .          (0.12)                 --               (0.15)                 --               (0.06)
-----------------------------------------------------------------------------------------------------------------------------
      Total Distributions. . .          (0.23)              (0.40)              (3.49)              (4.97)              (0.87)
-----------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value
 due to Capital Share
 Transactions  . . . . . . . .             --               (0.02)+             (0.11)+             (1.34)++            (0.02)+
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD . . . . . . . .   U.S.$   3.81       U.S.$   15.63       U.S.$   24.89       U.S.$   28.30       U.S.$   39.42
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE,
 END OF PERIOD . . . . . . . .   U.S.$   5.25       U.S.$   16.38       U.S.$   22.38       U.S.$   22.38       U.S.$   36.88
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
   Market Value. . . . . . . .         (67.35)%            (25.33)%             13.70%             (24.30)%+++         104.90%
   Net Asset Value (1) . . . .         (75.17)%            (35.93)%             (0.10)%            (10.40)%+++          98.90%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (Thousands) . . . . . . . . .    U.S.$50,112        U.S.$204,209        U.S.$312,965        U.S.$343,840        U.S.$400,967
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses Before Thai
 Tax to Average Net Assets . .           1.44%               1.19%               1.17%               1.13%               1.22%
Ratio of Expenses After Thai
 Tax to Average Net Assets . .           1.44%               1.43%               1.30%               1.22%               1.38%
Ratio of Net Investment Income
 to Average Net Assets . . . .           3.14%               1.42%               1.35%               1.01%               1.42%
Portfolio Turnover Rate. . . .             22%                 24%                 26%                 22%                 22%
Average Commission Rate (2): .
  Per Share. . . . . . . . . .    U.S.$0.0064        U.S.$ 0.0135                 N/A                 N/A                 N/A
  As a Percentage of Trade
   Amount. . . . . . . . . . .           0.33%               0.30%                N/A                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------------

  +   Decrease due to shares issued on reinvestment of distributions.
 ++ Consists of U.S.$0.09 per share decrease from reinvestment of distributions and U.S.$1.25 per share decrease due to common stock issued through Rights Offering during the year.
+++ This return does not include the effect of the rights issued in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.


   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANICAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

     The Thai Fund, Inc. (the "Fund") was incorporated on June 10, 1987 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities. The Fund makes its investments in Thailand through the Thai Investment Plan (the "Plan") established in conformity with Thai law. The Fund is the sole unit holder of the Plan. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Plan and the Fund.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     Distributions of income from the Plan to the Fund are subject to Thai income tax which is withheld at a rate of 10% of the local currency gross distribution amount. All distributions from the Plan to the Fund must be approved by The Bank of Thailand ("BOT") pursuant to the laws of The Kingdom of Thailand. For financial statement purposes, the Fund allocates the Thai income tax to net investment income, net realized gains and net unrealized appreciation on the basis of their relative amounts. For U.S. Federal income tax purposes, the Thai income tax is deducted, when paid, from net investment income.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Thai baht are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for tis regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7.   SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange the
     return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities, invested in by the Fund, generally will have credit risk equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying
     instruments, however, any loss is limited to the amount of the   original
     investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, foreign taxes on net realized gains and gains on certain securities of corporations designated as "passive foreign investment companies". These differences are also primarily due to differing book and tax treatments of the timing of the recognition of losses on securities and the timing of the deductibility of certain foreign taxes.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of .90% of the Fund's first $50 million of average weekly net assets, .70% of the Fund's next $50 million of average weekly net assets and .50% of the Fund's average weekly net assets in excess of $100 million.

C. The Mutual Fund Public Company Limited (the "Thai Adviser") provides investment advisory services to the Fund under the terms of a contract. Under the contract, the Thai Adviser is paid a fee computed weekly and payable monthly at an annual rate of .40% of the Fund's first $50 million of average weekly net assets, .25% of the Fund's next $50 million of average weekly net assets and
 .20% of the Fund's average weekly net assets in excess of $100 million.

D. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .05% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank, acts as custodian for the Fund's assets held in the United States.

E. During the year ended December 31, 1997, the Fund made purchases and sales totaling $36,494,000 and $29,657,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1997, the U.S. Federal income tax cost basis of securities was $157,936,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $109,884,000, of which $249,000 related to appreciated securities and $110,133,000 related to depreciated securities. At December 31, 1997, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approxi-mately $23,692,000 which will expire on December 31, 2005. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1997, the Fund intends to elect to defer to January 1, 1998 for U.S. Federal income tax purposes, post-October currency losses of $171,000 and post-October capital losses of $8,277,000.

F. A significant portion of the Fund's net assets consist of investments in the Thai Investment Plan, including Thai equity securities, which may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Thai equity securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan").Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1997 totaled $10,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During December 1997, the Board declared a distribution of $0.05 per share, derived from net investment income, payable on January 30, 1998, to shareholders of record on December 31, 1997.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

For the year ended December 31, 1997, the Fund designates $1,522,000 as long-term capital gain at the 28% tax bracket. The Fund also expects to pass through to shareholders foreign tax credits of approximately $589,000. In addition, for the year ended December 31, 1997, gross income derived from sources within foreign countries amounted to $6,252,000.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Thai Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Thai Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 18, 1998

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                              The Thai Fund, Inc.
                              Boston Equiserve
                              Dividend Reinvestment and Cash Purchase Plan
                              P.O. Box 1681
                              Boston, MA 02105-1681
                              1-800-730-6001